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                                    EXHIBIT 1

                             JOINT FILING AGREEMENT

       In accordance with Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them a Statement on Schedule 13G (including amendments thereto) with regard to the common stock of McMoRan Exploration Co., a Delaware corporation, and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filings. In evidence thereof, the undersigned, being duly authorized, hereby execute this Joint Filing Agreement as of February 11, 2004.

                               WS CAPITAL, L.L.C.

                               By:       /s/ Reid S. Walker
                                        ----------------------------------------
                                        Reid S. Walker, Member

                               WS CAPITAL MANAGEMENT, L.P.

                               By:      WS Capital, L.L.C., its general partner

                               By:       /s/ Reid S. Walker
                                        ----------------------------------------
                                        Reid S. Walker, Member

                               WALKER SMITH CAPITAL, L.P.

                               By: WS Capital Management, L.P., its general partner

                               By:      WS Capital, L.L.C., its general partner

                               By:       /s/ Reid S. Walker
                                        ----------------------------------------
                                        Reid S. Walker, Member

                               WALKER SMITH CAPITAL (Q.P.), L.P.

                               By: WS Capital Management, L.P., its general partner

                               By:      WS Capital, L.L.C., its general partner

                               By:       /s/ Reid S. Walker
                                        ----------------------------------------
                                        Reid S. Walker, Member

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                               WALKER SMITH INTERNATIONAL FUND, LTD.

                               By: WS Capital Management, L.P., its agent and attorney-in-fact

                               By:      WS Capital, L.L.C., its general partner

                               By:       /s/ Reid S. Walker
                                        ----------------------------------------
                                        Reid S. Walker, Member

                               WSV MANAGEMENT, L.L.C.

                               By:       /s/ Reid S. Walker
                                        ----------------------------------------
                                        Reid S. Walker, Member

                               WS VENTURES MANAGEMENT, L.P.

                               By:      WSV Management, L.L.C., its general
                                        partner

                               By:       /s/ Reid S. Walker
                                        ----------------------------------------
                                        Reid S. Walker, Member

                               WS OPPORTUNITY FUND, L.P.

                               By:      WS Ventures Management, L.P., its
                                        general partner

                               By:      WSV Management, L.L.C., its general
                                        partner

                               By:       /s/ Reid S. Walker
                                        ----------------------------------------
                                        Reid S. Walker, Member

                               WS OPPORTUNITY FUND (Q.P.), L.P.

                               By:      WS Ventures Management, L.P., its
                                        general partner

                               By:      WSV Management, L.L.C., its general
                                        partner

                               By:       /s/ Reid S. Walker
                                        ----------------------------------------
                                        Reid S. Walker, Member

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                               WS OPPORTUNITY FUND INTERNATIONAL, LTD.

                               By: WS Ventures Management, L.P., its agent and attorney-in-fact

                               By:      WSV Management, L.L.C., its general
                                        partner

                               By:       /s/ Reid S. Walker
                                        ----------------------------------------
                                        Reid S. Walker, Member

                                /s/ Reid S. Walker
                               -------------------------------------------------
                               REID S. WALKER

                                /s/ G. Stacy Smith
                               -------------------------------------------------
                               G. STACY SMITH

                                /s/ Patrick P. Walker
                               -------------------------------------------------
                               PATRICK P. WALKER